UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant's telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K filed on January 4, 2007 by Hersha Hospitality Trust, a Maryland real estate investment trust (“Hersha”), is being filed to amend and restate the prior filing to include certain historical financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 28, 2006, Hersha Hospitality Limited Partnership (“HHLP”), the operating partnership subsidiary of Hersha Hospitality Trust, closed on the previously disclosed purchase of a portfolio of seven Hyatt Summerfield Suites hotels (the “Portfolio”). The Sellers of the Portfolio were Bridgewater Hotelworks Associates, L.P., Charlotte Hotelworks Associates, L.P., Gaithersburg Hotelworks Associates, L.P., Pleasant Hill Lodging Partners, L.P., Pleasanton Hotelworks Associates, L.P., Scottsdale Hotelworks Associates, L.P., and Harrison Hotelworks Associates, L.P. (collectively “Sellers”). The Portfolio consists of a 159-room property in White Plains, New York; a 128-room property in Bridgewater, New Jersey; a 140-room property in Gaithersburg, Maryland; a 144-room property in Charlotte, North Carolina; a 164-room property in Scottsdale, Arizona; a 142-room property in Pleasant Hill/Walnut Creek, California and a 128-room property in Pleasanton, California.

The total purchase price for the Portfolio was approximately $169.0 million, plus closing costs. HHLP financed this acquisition with available cash and $120 million of interest-only loans from Goldman Sachs Commercial Mortgage Capital, LP. The financing included seven separate loans, each secured by first lien mortgage on a property in the Portfolio, all of which mature in December 2016 and bear interest at a fixed rate of 5.591% per annum. In conjunction with the closing, HHLP also escrowed $2.5 million for capital expenditures and paid customary transaction costs.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

See Exhibit 99.1 which contains the Hyatt Summerfield Suites Hotel Partnerships combined financial statements and independent auditor’s report as of December 31, 2005 and 2004 and for each of the three years ended December 31, 2005 and unaudited combined financial statements as of September 30, 2006 and for the nine months ended September 30, 2006 and 2005 and is incorporated by reference herein.

(b)	Pro Forma Financial Information.

See Exhibit 99.2 which contains pro forma financial information and is incorporated by reference herein.

(c)	Exhibits

Exhibit 23.1 Consent of Grant Thornton LLP

Exhibit 99.1 Financial Statements of Hyatt Summerfield Suites Hotel Partnerships.

Exhibit 99.2 Pro Forma Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date:	March 14, 2007	By:	/s/ Michael R. Gillespie
Michael R. Gillespie
Chief Accounting Officer

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